                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (date of earliest event reported):  October 21, 1997



                                WELLS FARGO & COMPANY
                (Exact name of registrant as specified in its charter)


        Delaware                      1-6214                 No. 13-2553920
(State or other jurisdiction     (Commission File            (IRS Employer
    of incorporation)                 Number)              Identification No.)


                420 Montgomery Street, San Francisco, California 94163
                 (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code:  1-800-411-4932


                                    Not applicable
            (Former name or former address, if changed since last report)

Item 5:  OTHER EVENTS

         Attached hereto as Exhibit 99 is a Press Release announcing Wells Fargo & Company's financial results for the quarter ended September 30, 1997. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q in November 1997.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         27   Financial Data Schedule

         99 Copy of the Press Release announcing Wells Fargo & Company's financial results for the quarter ended September 30, 1997.





                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 21, 1997.



                                   WELLS FARGO & COMPANY



                                   By:   FRANK A. MOESLEIN
                                      ------------------------------------------
                                         Frank A. Moeslein
                                         Executive Vice President and Controller